EXHIBIT 10.3

                       FIRST AMENDMENT TO CREDIT AGREEMENT


        This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 2, 2002, is entered into among (1) POINT.360, a California corporation (the "Borrower"), (2) the Lenders party to the Credit Agreement referred to below and (3) UNION BANK OF CALIFORNIA, N.A., as administrative agent for such Lenders (in such capacity, the "Agent").

                                    RECITALS

        A. The Borrower, the Lenders and the Agent previously entered into that certain Third Amended and Restated Credit Agreement dated as of May 2, 2002 (the "Credit Agreement"). Capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement.

        B. The Borrower has informed the Agent and the Lenders that R. Luke Stefanko desires to resign as an officer of the Borrower and, in connection therewith, sell all of his Capital Stock in the Borrower. Section 7(k)(ii) of the Credit Agreement requires that R. Luke Stefanko own stock representing at least 14% of the votes that may be cast in an election of directors of the Borrower, at all times. The Borrower has asked the Lenders to waive such provision and the Lenders have agreed, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

        SECTION 1. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:

        (a) Section 7(k)(ii) is deleted and replaced with "[Intentionally omitted]".

        SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date first set forth above upon receipt by the Agent of the following:

        (a) this Amendment, duly executed by the Borrower and the Majority Lenders;

        (b)   evidence   of  the   Guarantors'   consent   to  this   Amendment,
              substantially in the form of Exhibit A hereto;

        (c) an amendment fee, in the amount of $20,000, in immediately available funds, to be shared pro rata by each Lender executing this Amendment;

        (d) a prepayment of the Loans, in immediately available funds, in the principal amount of at least $500,000; and

        (e) copies of the following agreements relating to R. Luke Stefanko's separation from the Borrower, in each case in form and substance reasonably satisfactory to the Majority Lenders: the Resignation and General Release Agreement, the Consulting Agreement and the Noncompetition Agreement.

        SECTION 3. Reference to and Effect on the Credit Agreement and the Other Loan Documents.(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

        (b) Except as specifically amended herein, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

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        (c)   The execution,  delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, except as specifically set forth herein.

        SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants, for the benefit of the Lenders and the Agent, as follows: (i) the Borrower has all requisite power and authority under applicable law and under its charter documents to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby; (ii) all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for the Borrower to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby, have been taken and/or received; (iii) this Amendment, and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof; (iv) the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement, as amended hereby, will not (a) violate or contravene any material Requirement of Law, (b) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which the Borrower or any of its property may be bound, or (c) result in or require the creation of any Lien upon or with respect to any properties of the Borrower, whether such properties are now owned or hereafter acquired; (v) the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects on and as of the date of this Amendment, before and after giving effect to the same, as though made on and as of such date; and (vi) no Default has occurred and is continuing.

        SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 6. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of California (without reference to its choice of law rules).

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                      POINT.360


                                        By:   /s/  Alan R. Steel
                                           ----------------------------------
                                        Name:      Alan R. Steel
                                              -------------------------------
                                        Title:     Chief Financial Officer
                                               ------------------------------


                                      UNION BANK OF CALIFORNIA, N.A.,
                                        as Agent and as a Lender

                                        By:   /s/  Bette J. McCole
                                           ----------------------------------
                                        Name:      Bette J. McCole
                                              -------------------------------
                                        Title:     Vice President
                                               ------------------------------


                                      BANK OF THE WEST
                                      (formerly United California Bank),
                                        as a Lender

                                        By:
                                           ----------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                               ------------------------------


                                      U.S. BANK NATIONAL ASSOCIATION,
                                        as a Lender

                                        By:   /s/ David C. Larsen
                                           ----------------------------------
                                        Name:     David C. Larsen
                                              -------------------------------
                                        Title:    Vice President
                                               ------------------------------


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                                                                     Exhibit A


                               GUARANTORS' CONSENT

        Each of the undersigned is a "Guarantor" under that certain Second Amended and Restated Guaranty dated as of September 28, 2000, as amended by the First Amendment to Second Amended and Restated Guaranty dated as of May 2, 2002 (the "Guarantee") made by the undersigned in favor of Union Bank of California, N.A., as agent (the "Agent") for the benefit of the lenders referred to below, which Guarantee was delivered pursuant to that certain Credit Agreement dated as of even date therewith among Point.360 (the "Borrower"), the lenders referred to therein (the "Lenders"), and the Agent (as amended, the "Credit Agreement").

        In connection herewith, the Credit Agreement is being amended by that certain First Amendment dated as of even date herewith (the "Amendment"). Each Guarantor hereby acknowledges that it has received a copy of the Amendment. Each Guarantor hereby consents to the Amendment, and hereby confirms and agrees that the Guarantee is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the Amendment, each reference in the Guarantee to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.


Dated: October 2, 2002                  MULTI-MEDIA SERVICES, INC.

                                        By:    /s/  Alan R. Steel
                                            ---------------------------------
                                        Name:       Alan R. Steel
                                              -------------------------------
                                        Title:      Secretary
                                               ------------------------------


                                        VDI MULTIMEDIA, INC.

                                        By:    /s/  Alan R. Steel
                                            ---------------------------------
                                        Name:       Alan R. Steel
                                              -------------------------------
                                        Title:      Secretary
                                               ------------------------------


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